UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 23, 2009
MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
200 North 33rd Street, Quincy, Illinois 62301
(Address of Principal Executive Offices) (Zip Code)
(217) 223-7300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On November 23, 2009, Mercantile Bancorp, Inc. (the “Company”) issued a press release setting forth the Company’s third-quarter earnings and recent strategic developments. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     On November 16, 2009, Mercantile Bancorp, Inc. (the “Company”) notified NYSE Amex LLC (“NYSE Amex”) that the Company would be delayed in filing its Quarterly Report on Form 10-Q for the third quarter ended September 30, 2009 (the “Form 10-Q”), and, therefore, the Company would not be in compliance with Sections 134 and 1101 of the NYSE Amex Company Guide relating to the timely filing of reports. Compliance with those rules is a continuing listing standard relating to listing the Company’s common stock for exchange on the NYSE Amex.
     The Company received a letter from the NYSE Amex dated November 17, 2009, confirming the Company had not yet filed the Form 10-Q with the SEC and NYSE Amex and citing noncompliance with the aforementioned continued listing standard. The letter requested the Company contact the NYSE Amex by November 24, 2009 to confirm receipt of the letter and address the Company’s plan to become compliant. In order to maintain its listing with the NYSE Amex, the Company must submit the plan by December 1, 2009, for coming into compliance no later than February 16, 2010.
     The Company contacted the NYSE Amex on November 17, 2009 to acknowledge receipt of the letter and on November 23, 2009, to indicate the Company anticipates filing the Form 10-Q by or before November 25, 2009. The Company believes the filing of the report will remedy the noncompliance cited in the NYSE Amex letter.
     The full text of a press release regarding this matter, which was issued on November 23, 2009, is included herein as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits
     (c) Exhibits:

Exhibit
Number	Description

99.1	Press release issued by Mercantile Bancorp, Inc. on November 23, 2009 regarding earnings and strategic developments

99.2	Press release issued by Mercantile Bancorp, Inc. on November 23, 2009 regarding letter from NYSE Amex, LLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.
By:	/s/ Ted T. Awerkamp
Name:	Ted T. Awerkamp
Title:	President and Chief Executive Officer

Date: November 23, 2009

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